Exhibit 99.2

CONFIDENTIAL

June 26, 2020

Dr. B. Sonny Bal, M.D., Ph.D.

Chairman, Chief Executive Officer & President

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, Utah 84119

Dear Sonny,

This agreement (the “Agreement”) constitutes the agreement between SINTX Technologies, Inc., a Delaware corporation (the “Company”) and Maxim Group, LLC (“Maxim” or the “Lead Manager”), that Maxim shall serve as the exclusive lead placement agent for the Company, on a “reasonable best efforts” basis ( a “Placement”), in connection with the proposed offerings of shares (the “Shares”) or the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock” or the “Securities”). The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the Lead Manager and, if a direct placement, the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein grants Maxim the power or authority to bind the Company or any Purchaser or creates an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that Maxim’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Maxim to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Maxim with respect to securing any other financing on behalf of the Company. Maxim may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement.

The sale of Securities to any Purchaser will be evidenced by a purchase agreement (“Purchase Agreement”) between the Company and such Purchaser, if required by the Purchaser, in a form reasonably satisfactory to the Company and Maxim. Prior to the signing of any Purchase Agreement, officers of the Company with responsibility for financial affairs will be available to answer inquiries from prospective Purchasers.

Notwithstanding anything herein to the contrary, in the event that Maxim determines that any of the terms provided for hereunder shall not comply with a FINRA rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of Maxim to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company.

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

SECTION 1. Compensation and other Fees.

As compensation for the services provided by Maxim hereunder, the Company agrees to pay to Maxim:

(A) The fees set forth below with respect to the Placement:

(i)	A cash fee payable immediately upon the closing of the Placement equal to six percent (6.0%) of the aggregate gross proceeds raised in the Placement (the “Cash Fee”) on the Closing Date from the sale of Shares.
(ii)	Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees, in case of Closing of the Placement, to reimburse the Lead Manager for all travel and other out-of-pocket expenses incurred, including the reasonable fees, costs and disbursements of its legal counsel, in an amount not to exceed an aggregate of $50,000.00. The Company will reimburse Lead Manager directly upon the Closing of the Placement from the gross proceeds raised in the Placement.

SECTION 2. REGISTRATION STATEMENT.

(A) The Company represents and warrants to, and agrees with, Maxim that:(A) the Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), for the registration under the Securities Act of the Shares. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Shares and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; the prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the Base Prospectus, any preliminary prospectus supplement, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

(B) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(C) The Company is eligible to use free writing prospectuses in connection with the Placement of the Shares pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus with respect to the Placement of the Shares that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of Maxim, which shall not be unreasonably withheld or delayed, prepare, use or refer to, any free writing prospectus in connection with the Placement of the Shares.

(D) The Company has delivered, or will as promptly as practicable deliver, to Maxim complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as Maxim reasonably requests. Maxim acknowledges that all such materials as exist on the date of this letter, and are available on EDGAR in satisfaction of the foregoing sentence. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

SECTION 3. REPRESENTATIONS AND WARRANTIES. The Company makes to Maxim all of the representations and warranties which the Company makes to the Purchasers in the Securities Purchase Agreement, and in addition makes the following representation:

FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Base Prospectus.

SECTION 4. REPRESENTATIONS OF MAXIM. Maxim represents and warrants that it is (i) a member in good standing of FINRA, (ii) registered as a broker/dealer under the Securities Exchange Act of 1934 (the “Exchange Act”), and (iii) licensed as a broker/dealer under the laws of the States applicable to the offers and sales of Securities by Maxim. Maxim will immediately notify the Company in writing of any change in its status as such. Maxim covenants that it will use its reasonable best efforts to conduct the Transaction hereunder in compliance with the provisions of this Agreement and the requirements of applicable law. Except as required by law or as contemplated by this agreement, Maxim will keep confidential all material nonpublic information, including information regarding the Transaction contemplated hereunder, provided to it by the Company or its affiliates or advisors and use such information only for the purposes contemplated herein.

SECTION 5. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 6. ENGAGEMENT TERM. Maxim’s engagement hereunder shall become effective on the date hereof and shall continue until the earlier of (i) the final closing date of the Placement and (ii) the date a party terminates the engagement according to the terms of the next sentence (such date, the “Termination Date”). After an initial period of three (3) month from the date hereof, the engagement may be terminated at any time by either party upon seven (7) days written notice to the other party, effective upon receipt of written notice to that effect by the other party, provided that to the extent that the Company has executed one or more Purchase Agreements in respect of the Placement, the Company may not terminate this Agreement until the earlier of the Closing Date or the termination of such Purchase Agreements. If within six (6) months following a closing of the Placement or termination, the Company completes any financing of equity, equity-linked or debt or other capital raising activity of the Company (other than the exercise by any person or entity of any options, warrants or other convertible securities) with any of the Purchasers in this Placement, then the Company will pay Maxim upon the closing of such financing the compensation set forth in Section 1 herein. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses earned or due prior to the termination of the Agreement contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement. Maxim agrees not to use any confidential information concerning the Company provided to Maxim by the Company for any purposes other than those contemplated under this Agreement. It also understood that the Right of First Refusal provision from the dealer-manager agreement entered into by the Company and Maxim on or around January 17, 2020 remains in effect and is not obviated by entering into this Agreement.

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

SECTION 7. RESERVED.

SECTION 8. LEAD MANAGER INFORMATION. The Company agrees that any information or advice rendered by Maxim in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without Maxim’s prior written consent.

SECTION 9. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that Maxim is and shall not be construed to be a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Maxim hereunder, all of which are hereby expressly waived.

SECTION 10. CLOSING. The obligations of Maxim and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with.

(B) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to Maxim, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(C) Maxim shall have received from outside counsel to the Company such counsel’s written opinion, addressed to Maxim and the Purchasers dated as of the Closing Date, in form and substance reasonably satisfactory to Maxim.

(D) Neither the Company nor any of its Subsidiaries (i) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of Maxim, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

(E) The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed list, subject to notice of issuance, on the Nasdaq Capital Market.

(F) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(G) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(H) The Company shall have entered into Purchase Agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(I) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by Maxim, make or authorize Maxim’s counsel to make on the Company’s behalf, an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(J) Prior to the Closing Date, the Company shall have furnished to Maxim such further information, certificates and documents as Maxim may reasonably request.

SECTION 11. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

SECTION 12. ENTIRE AGREEMENT/MISCELLANEOUS. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by Maxim and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a “.pdf” format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

SECTION 13. CONFIDENTIALITY. Maxim (i) will keep the Confidential Information (as such term is defined below) confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process), without the Company’s prior written consent, disclose to any person any Confidential Information, and (ii) will not use any Confidential Information other than in connection with its evaluation of the Transaction. Maxim further agrees to disclose the Confidential Information only to its Representatives who need to know the Confidential Information for the purpose of evaluating the Transaction, and who are informed by Maxim of the confidential nature of the Confidential Information. The term “Confidential Information” shall mean, all confidential, proprietary and non-public information (whether written, oral or electronic communications) furnished by the Company to Maxim or its Representatives in connection with Maxim’s evaluation of the Transaction. The term “Confidential Information” will not, however, include information which (i) is or becomes publicly available other than as a result of a disclosure by Maxim or its Representatives in violation of this Agreement, (ii) is or becomes available to Maxim or any of its Representatives on a nonconfidential basis from a third-party, (iii) is known to Maxim or any of its Representatives prior to disclosure by the Company or any of its Representatives, (iv) is or has been independently developed by Maxim and/or the Representatives without use of any Confidential Information furnished to it by the Company, or (v) is required to be disclosed pursuant to applicable legal or regulatory authority.. The term “Representatives” shall mean a party’s directors, board committees, officers, employees, financial advisors, attorneys and accountants. This provision shall be in full force until the earlier of (a) the date that the Confidential Information ceases to be confidential and (b) two years from the date hereof.

SECTION 14. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

[Signature page follows]

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

We are excited about this equity offering and look forward to working with you. Please confirm that the foregoing correctly sets forth our agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours,

Maxim Group LLC

By:	/s/ Clifford Teller
Clifford Teller, Exec. Managing Director &
Head of Investment Banking

Address for notice:
405 Lexington Avenue
2nd Floor
New York, NY 10174

Accepted and Agreed to as of

the date first written above:

SINTX TECHNOLOGIES, INC.

By:	/s/ Dr. B. Sonny Bal
Name:	Dr. B. Sonny Bal
Title:	Chairman, Chief Executive Officer & President

Address for notice:
SINTX Technologies, Inc.
1885 West 2100 South
Salt Lake City, Utah 84119

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

ADDENDUM

INDEMNIFICATION PROVISIONS

In connection with the engagement of Maxim Group LLC (“Maxim”) by SINTX Technologies, Inc. (the “Company”) pursuant to a letter agreement dated June 26, 2020, between the Company and Maxim, as it may be amended from time to time in writing (the “Agreement”), the Company hereby agrees as follows:

1.	To the extent permitted by law, the Company will indemnify Maxim and each of its affiliates, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except, with regard Maxim, to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from Maxim’s willful misconduct or gross negligence in performing the services described herein, as the case may be.

2.	Promptly after receipt by Maxim of notice of any claim or the commencement of any action or proceeding with respect to which Maxim is entitled to indemnity hereunder, Maxim will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to Maxim and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, Maxim will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for Maxim reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and Maxim. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company. The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of Maxim, which will not be unreasonably withheld, unless such settlement (x) includes an unconditional release of Maxim from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of Maxim.

3.	The Company agrees to notify Maxim promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by the Agreement.

4.	If for any reason the foregoing indemnity is unavailable to Maxim or insufficient to hold Maxim harmless, then the Company shall contribute to the amount paid or payable by Maxim, as the case may be, as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand, and Maxim on the other, but also the relative fault of the Company on the one hand and Maxim on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, Maxim’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by Maxim under the Agreement (excluding any amounts received as reimbursement of expenses incurred by Maxim).

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com

SINTX Technologies, Inc.

June 26, 2020

5.	These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

Very truly yours,

Maxim Group, LLC

By:	/s/ Clifford Teller
Clifford Teller, Exec. Managing Director &
Head of Investment Banking

Address for notice:
405 Lexington Avenue
2nd Floor
New York, NY 10174

Accepted and Agreed to as of

the date first written above:

SINTX TECHNOLOGIES, INC.

By:	/s/ Dr. B. Sonny Bal
Name:	Dr. B. Sonny Bal
Title:	Chairman, Chief Executive Officer & President

Address for notice:
SINTX Technologies, Inc.
1885 West 2100 South
Salt Lake City, Utah 84119

Members FINRA & SIPC

405 Lexington Avenue * New York, NY10174 * (212) 895-3500 * (800) 724-0761 * fax (212) 895-3783 * www.maximgrp.com